Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes and (b) operating losses and tax credit carryforwards. Significa (Details) - USD ($)
	Dec. 31, 2021	Dec. 31, 2020
Deferred tax asset:
Net operating loss	$ 1,295,212	$ 1,270,643
Deferred tax liability:
Valuation allowance
Turnongreen Inc [Member]
Deferred tax asset:
Net operating loss	5,302,000	4,931,000
Intangible asset basis	146,000	160,000
Deferred rent liability	74,000	92,000
Accrued vacation		55,000
Accrued warranty	12,000	12,000
Total deferred tax asset	5,534,000	5,250,000
Deferred tax liability:
ROU assets	(68,000)	(87,000)
Fixed asset basis	(15,000)	(20,000)
Total deferred income tax liabilities	(83,000)	(107,000)
Net deferred income tax assets	5,451,000	5,143,000
Valuation allowance	(5,451,000)	(5,143,000)
Deferred tax asset (liability), net